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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report     (Date of earliest event reported)                May 15, 2000


                          EARTHFIRST TECHNOLOGIES, INC.
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             (Exact name of Registrant as Specified in its Charter)

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
           Florida                      0-23897                  59-3462501
 (State or Other Jurisdiction         (Commission              (IRS Employer
       of Incorporation)              File Number)           Identification No.)
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             7887 Bryan Dairy Road, Suite 105, Largo, Florida, 33777
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                                    (Address)

Registrant's telephone number, including area code            (727) 548-0918

                    Toups Technology Licensing, Incorporated
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                   (Former name, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On May 15, 2000, EarthFirst Technologies, Inc., a Florida corporation formerly known as Toups Technology Licensing, Incorporated (hereinafter "we" or the "Company") acquired all of the outstanding capital stock of Strategic Acquisition Corporation ("Strategic") in exchange for issuing to Strategic's shareholders an aggregate of 26,500,000 shares of our common stock pursuant to an Acquisition and Stock Exchange Agreement between us, John Stanton, Ralph Hughes, Frank Redmond and Joel Perlman as Trustee for the Michigan Trust (collectively, the "Shareholders"), who collectively held 100% of the outstanding capital stock of Strategic. The transaction closed on May 15, 2000, at which time Strategic became our wholly-owned subsidiary. Prior to the closing, Strategic acquired all of the assets of Octofoil International Group, Inc., a Florida corporation involved in recycling, environmental, demolition, scrap metal and related businesses.

         In connection with the Acquisition Agreement, we amended our Articles of Incorporation (a) to change our name to EarthFirst Technologies, Inc. and
(b) to increase the number of shares of authorized Common Stock from 50,000,000 shares to 100,000,000 shares.

         Contemporaneous with the closing of the Acquisition Agreement, Leon H. Toups, Michael P. Toups, Mark Clancy, Errol J. Lasseigne and Leslie D. Reagin III resigned from the Board of Directors. None of these resignations resulted from any disagreement between such directors and the Company on any matter relating to our operations, policies or practices. Pursuant to the Acquisition Agreement, John Stanton was appointed a director, and therefore, the Board currently consists of John Stanton and Phillip M. Rappa.

         Following the closing, Leon H. Toups resigned as President and Chief Executive Officer, Mark Clancy resigned as Executive Vice President and Secretary and Michael P. Toups resigned as Chief Financial Officer and Vice President of Finance. At a special meeting of the Board of Directors on May 15, 2000, the Board appointed John Stanton as our Chief Executive Officer, Leon H. Toups as our Executive Vice President for Research and Development and Phillip
M. Rappa, who previously served as Vice President of Operations and General Manager, as our Chief Operating Officer. We expect to appoint a new Chief Financial Officer in the near future.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

         Financial Statements of Strategic will be filed by amendment to this Form 8-K not later than sixty (60) days from the filing of this report.

         (b)      Pro Forma Financial Information.

         Pro forma financial information relative to Strategic will be filed by amendment to this Form 8-K not later than sixty (60) days from the filing of this report.

         (c)      Exhibits

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
         Exhibit No.                Description
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
         2.1 *                      Acquisition and Stock Exchange Agreement
                                    dated May 15, 2000, by and between Toups
                                    Technology Licensing, Inc., John Stanton,
                                    Ralph Hughes, Frank Redmond and Joel Perlman as Trustee for the Michigan Trust.

          3.1 +                     Articles of Incorporation of the Company.

          3.2 ++                    Amendment to Articles of Incorporation
                                    filed with the Florida Secretary of State on November 4, 1998.

          3.3 --                    Amendment to Articles of Incorporation
                                    filed with the Florida Secretary of State on March 30, 1999.

          3.4 *                     Amendment to Articles of Incorporation
                                    filed with the Florida Secretary of State on May 16, 2000.

         ----------------------------------------

         + Previously filed as exhibits to, and incorporated by reference from, the Company's Form 10-SB, on March 11, 1998.

         ++ Previously filed as exhibits to, and incorporated by reference from, the Company's Form 10-KSB for the year ended December 31, 1999, on May 12, 2000.

         *        Filed herewith
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             EARTHFIRST TECHNOLOGIES, INC.


Date:   May 30, 2000                         By:   /s/  John Stanton
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                                                        John Stanton
                                                        President and Chief
                                                         Executive Officer

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